Consolidated Statement of Operations (Unaudited)

                                                                         Six Months Ended
                                                       -----------------------------------------------------
                                                             June 30, 2001                 July 1, 2000
                                                       ------------------------     ------------------------
(In thousands except per share amounts)                  Reported  Adjusted (a)       Reported  Adjusted (a)
------------------------------------------------------------------------------------------------------------

Revenues                                               $1,115,561    $1,115,561     $1,156,554    $1,156,554
                                                       ----------    ----------     ----------    ----------
Costs and Operating Expenses:
   Cost of revenues                                       622,245       608,968        621,710       621,710
   Selling, general, and administrative expenses          292,043       292,043        315,792       315,792
   Amortization of goodwill and other intangibles          23,622        23,622         20,862        20,862
   Research and development expenses                       89,071        89,071         94,546        94,546
   Restructuring and other unusual costs (income), net     34,575             -         (8,982)            -
                                                       ----------    ----------     ----------    ----------
                                                        1,061,556     1,013,704      1,043,928     1,052,910
                                                       ----------    ----------     ----------    ----------

Operating Income                                           54,005       101,857        112,626       103,644
Interest Income                                            34,858        34,858         17,604        17,604
Interest Expense                                          (39,384)      (39,384)       (44,652)      (44,652)
Other Income (Expense), Net                                   632         2,615         (5,255)        6,506
                                                       ----------    ----------     ----------    ----------

Income from Continuing Operations Before Provision for
   Income Taxes, Minority Interest, Extraordinary Item,
    and Cumulative Effect of Change in Accounting
    Principle                                              50,111        99,946         80,323        83,102
Provision for Income Taxes                                 19,668        39,020         33,925        33,138
Minority Interest Expense (Income)                           (799)           29         10,221        10,422
                                                       ----------    ----------     ----------    ----------

Income from Continuing Operations Before Extraordinary
 Item and Cumulative Effect of Change in Accounting
 Principle                                                 31,242        60,897         36,177        39,542
Income from Discontinued Operations (net of income tax
 provision and minority interest of $4,197)                     -             -          4,018             -
Provision for Loss on Disposal of Discontinued
 Operations, net, (net of income tax benefit of
 $22,741)                                                 (50,440)            -              -             -
                                                       ----------    ----------     ----------    ----------

Income (Loss) Before Extraordinary Item and Cumulative
  Effect of Change in Accounting Principle                (19,198)       60,897         40,195        39,542
Extraordinary Item (net of income tax provision of
 $333)                                                          -             -            532             -
                                                       ----------    ----------     ----------    ----------

Income (Loss) Before Cumulative Effect of Change in
 Accounting Principle                                     (19,198)       60,897         40,727        39,542
Cumulative Effect of Change in Accounting Principle
 (net of income tax benefit and minority interest of
 $663 and $8,986)                                            (994)            -        (12,918)            -
                                                       ----------    ----------     ----------    ----------

Net Income (Loss)                                      $  (20,192)   $   60,897     $   27,809    $   39,542
                                                       ==========    ==========     ==========    ==========

Earnings per Share from Continuing Operations Before
 Extraordinary Item and Cumulative Effect of Change
 in Accounting Principle:
    Basic                                              $      .17    $      .33     $      .23    $      .25
                                                       ==========    ==========     ==========    ==========
    Diluted                                            $      .17    $      .33     $      .22    $      .24
                                                       ==========    ==========     ==========    ==========

Earnings (Loss) per Share:
    Basic                                              $     (.11)   $      .33     $      .18    $      .25
                                                       ==========    ==========     ==========    ==========
    Diluted                                            $     (.11)   $      .33     $      .17    $      .24
                                                       ==========    ==========     ==========    ==========

Diluted Cash Operating Earnings per Share (b)                        $      .44                   $      .34
                                                                     ==========                   ==========

Weighted Average Shares:
    Basic                                                 182,242       182,242        156,416       156,416
                                                       ==========    ==========     ==========    ==========
    Diluted                                               186,117       186,594        157,616       157,616
                                                       ==========    ==========     ==========    ==========


(a) Excludes restructuring and unusual items, the cumulative effect of change in accounting principle, results of discontinued operations, and in 2000, extraordinary item.
(b) Excludes items from (a) and amortization of goodwill and other intangibles, net of tax and minority interest, of $20,929,000 and $15,737,000 in the six months ended June 30, 2001, and July 1, 2000, respectively.



Segment Data (Unaudited) (c)

                                                                                      Six Months Ended
                                                                                 ---------------------------
(In thousands except percentage amounts)                                         June 30, 2001  July 1, 2000
------------------------------------------------------------------------------------------------------------

Life Sciences
  Revenues                                                                          $  411,730    $  381,329
                                                                                    ----------    ----------
  Operating Income                                                                      53,022        52,498
                                                                                    ----------    ----------
  Operating Income Margin                                                                12.9%         13.8%
                                                                                    ----------    ----------
  Cash Operating Income Margin                                                           15.7%         16.0%
                                                                                    ----------    ----------
Optical Technologies
  Revenues                                                                          $  269,097    $  214,874
                                                                                    ----------    ----------
  Operating Income                                                                      22,536        16,180
                                                                                    ----------    ----------
  Operating Income Margin                                                                 8.4%          7.5%
                                                                                    ----------    ----------

  Cash Operating Income Margin                                                            9.8%          8.8%
                                                                                    ----------    ----------
Measurement and Control
  Revenues                                                                          $  443,553    $  569,266
                                                                                    ----------    ----------
  Operating Income                                                                      46,451        51,088
                                                                                    ----------    ----------
  Operating Income Margin                                                                10.5%          9.0%
                                                                                    ----------    ----------
  Cash Operating Income Margin                                                           12.4%         10.6%
                                                                                    ----------    ----------
Consolidated (including corporate costs)
  Revenues                                                                          $1,115,561    $1,156,554
                                                                                    ----------    ----------
  Operating Income                                                                     101,857       103,644
                                                                                    ----------    ----------
  Operating Income Margin                                                                 9.1%          9.0%
                                                                                    ----------    ----------
  Cash Operating Income Margin                                                           11.2%         10.8%
                                                                                    ----------    ----------

(c)  Operating income and operating income margins as stated exclude restructuring and unusual items. Cash operating income margins as stated exclude restructuring and unusual items, and amortization of goodwill and other intangibles.
